EXHIBIT 10.1

                                [GRAPHIC OMITTED]

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                               INFONOW CORPORATION

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                                STOCK OPTION PLAN





                             DATED AS OF MAY 9, 2003







       Prepared by Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street,
                             Boulder, Colorado 80302


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                               INFONOW CORPORATION

                             1999 STOCK OPTION PLAN
                                Table of Contents


ARTICLE 1
     Purpose                                                                 1

ARTICLE 2
     Incentive Stock Options and Non-Incentive Stock Options                 1

ARTICLE 3
     Administration                                                          1

ARTICLE 4
     Definitions
                                                                             2
          4.1   "Change in Control"                                          3
          4.2   "Common Stock"                                               3
          4.3   "Corporate Transaction"                                      3
          4.4   "Employee"                                                   3
          4.5   "Fair Market Value"                                          3
          4.6   "Secondary Public Offering"                                  4
          4.7   "Non-Employee Director"                                      4
          4.8   "Participant"                                                4
          4.9   "Securities Act"                                             4
          4.10  "Stock Option"                                               4

ARTICLE 5
     Eligibility and Participation                                           4

ARTICLE 6
     Shares of Common Stock Subject to the Plan                              5
          6.1   Maximum Number                                               5
          6.2   Capital Changes                                              5

ARTICLE 7
     Exercise of Stock Options                                               5
          7.1   Time of Exercise                                             5
          7.2   Exchange of Outstanding Stock                                6
          7.3   Use of Promissory Note: Exercise Loans                       6
          7.4   Termination of Employment before Exercise                    6
          7.5   Disposition of Forfeited Stock Options                       7
          7.6   Conditions of Exercise                                       7

ARTICLE 8
     No Contract of Employment                                               8

                                       ii

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ARTICLE 9
     No Rights as a Stockholder                                              8

ARTICLE 10
     Assignability                                                           9

ARTICLE 11
     Corporate Transactions and Changes in Control                           9

ARTICLE 12
     Amendment                                                               10

ARTICLE 13
     Registration of Optioned Shares                                         10

ARTICLE 14
     Withholding Taxes                                                       11
          14.1  Satisfaction of Withholding Obligations                      11
          14.2  Notification of Inquiries and Agreements                     11
          14.3  Use of Outstanding Stock for Withholding Obligations         11

ARTICLE 15
     Brokerage Arrangements                                                  12

ARTICLE 16
     Nonexclusivity of the Plan                                              12

ARTICLE 17
     State Law Provisions                                                    12

ARTICLE 18
     Effective Date                                                          12

                                       iii

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                               INFONOW CORPORATION

                             1999 STOCK OPTION PLAN

                                    ARTICLE 1
                                     Purpose

     The INFONOW CORPORATION CORPORATION 1999 STOCK OPTION PLAN (the "Plan") provides for the grant of Stock Options to employees, directors and consultants of INFONOW CORPORATION (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

                                    ARTICLE 2
             Incentive Stock Options and Non-Incentive Stock Options

     2.1 The Stock Options granted under the Plan may be either:

          2.1.1 Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          2.1.2 Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under
                Section 422 of the Code.

          2.1.3 All Stock Options shall be ISOs only to the extent specified in the Option Agreement. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other. All Stock Options shall be NSOs unless the Board determines otherwise.

     2.2 Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

                                    ARTICLE 3
                                 Administration

     3.1 The Plan shall be administered by the Board, or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of Stock Options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

     3.2 All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in that Rule are satisfied. Unless otherwise specified by the Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of that Rule.

                                    ARTICLE 4
                                   Definitions

     4.1 "Change in Control." Change in Control shall mean any of the following events occurring after April 23, 1999.

        4.1.1 If any one Person (as defined below), after the date of a Secondary Public Offering of the Company, in a single transaction or in a series of transactions shall purchase or otherwise acquire or become the beneficial owner of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding voting securities (including any voting securities issuable upon conversion of convertible securities of the Company held by such Person);

        4.1.2 If at any annual or special meeting of Company stockholders following a contested election the Board of Directors of the Company shall cease to be an Authorized Board. For purposes of this paragraph, a "contested election" shall mean (i) an election contest subject to Rule 14a-11 under the Exchange Act or (ii) an election which would have been subject to Rule 14a-11 if at the time of such election the Company had securities registered pursuant to
Section 12 of the Exchange Act;

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        4.1.3 If a change of control of the Company (i) required to be reported in accordance with Item 6 of Schedule 14A under the Exchange Act, or (ii) which would be required to be reported in accordance with Item 6 of Schedule 14A if at the time of such election the Company had securities registered pursuant to
Section 12 of the Exchange Act, has otherwise occurred unless a Constitutional Majority of an Authorized Board approves the Change of Control and specifically waives the application of this Section;

        4.1.4 A dissolution or liquidation of the Company;

        4.1.5 A sale of all or substantially all the Company's assets;

        4.1.6 A determination by the Board or the Committee (as applicable), in its sole discretion, that there has been a change in control of the Company.

              4.1.6.1 For purposes of this Section "Person" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act, as in effect on the date thereof, and shall include, without limitation, any "Affiliate" or "Associate" of such Person (as those terms are used in Rule 12b-2 under the Exchange Act); provided, however, that the term "Person" shall not include the Company or any trustee or other fiduciary holding securities under any employee benefit plan of the Company. For purposes of this Section , (i) beneficial ownership shall be computed in accordance with Rule 13d-3 under the Exchange Act; and (ii) "Authorized Board" shall mean a Board of Directors of the Company of which a number of directors equal to a majority of the authorized number of directors constituting the entire Board, including vacancies (a "Constitutional Majority"), were either members of the Board of Directors on the date of the Company's Initial Public Offering or were nominated or elected a director by a Constitutional Majority at the date of nomination or election of an Authorized Board.

     4.2 "Common Stock." A share of Common Stock means a share of authorized common stock of the Company.

     4.3 "Corporate Transaction." Corporate Transaction shall mean one or more of the following transactions unless persons who were holders of outstanding voting capital stock of the Company which was outstanding immediately prior to such transaction are immediately after such transaction holders of 51% or more of the outstanding voting capital stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger, consolidation or acquisition (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

     4.4 "Employee." An Employee is an employee of the Company or any Participating Subsidiary.


     4.5 "Fair Market Value." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and closing asked prices, as quoted by the National Association of Securities Dealers, Inc. through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Committee after such consultations with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee may maintain a written record of its method of determining such value.

     4.6 "Secondary Public Offering." "Secondary Public Offering" shall mean any offering of securities to the public by the Company which is registered pursuant to the Securities Act.

     4.7 "Non-Employee Director." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

     4.8 "Participant." A Participant is an Employee, director or consultant of the Company to whom a Stock Option is granted.

     4.9 "Securities Act." Securities Act shall mean the Securities Act of 1933, as amended.

     4.10 "Stock Option." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

                                    ARTICLE 5
                          Eligibility and Participation

Grants of ISOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to Employees or directors of, or consultants to, the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Board or Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, and the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, and the Option Price of an NSO shall be not less than eighty-five percent (85%) of the Fair Market Value on the date the NSO is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

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                                    ARTICLE 6
                   Shares of Common Stock Subject to the Plan

     6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 6,000,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSOs. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2 Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend paid in capital stock of the Company, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share. Without limitation, a distribution to shareholders of the Company of securities of a subsidiary of the Company does not result in an adjustment under Section 6.1 or permit the holder to acquire securities of such subsidiary.

                                    ARTICLE 7
                            Exercise of Stock Options

     7.1 Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. Unless otherwise specified in an Option Agreement, a Stock Option shall become exercisable (i) with respect to 7/36 of the shares subject thereto seven months after the date of grant, and
(ii) with respect to 1/36 of the shares subject thereto at the end of each month thereafter, (so that all Stock Options are fully vested three (3) years after the date of grant) subject to continued employment with the Company or a Participating Subsidiary and Section hereof. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option. No fractional shares shall be issued as a result of the exercise of a Stock Option. In computing the number of shares to be received as a result of the exercise of a Stock Option, the Committee will "round down" to the nearest whole share.

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     7.2 Exchange of Outstanding Stock. The Committee, in its sole discretion, may permit a Participant to (i) surrender to the Company whole shares of Common Stock previously acquired by the Participant and/or (ii) request that the Company withhold whole shares of Common Stock issuable upon exercise of the Stock Option, as part or full payment for the exercise of a Stock Option. Such surrendered or withheld shares shall be valued at their Fair Market Value on the date of exercise. Shares credited to a Participant shall again be available for grant under the Plan.

     7.3 Use of Promissory Note; Exercise Loans. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party. Any loan by the Company or acceptance of a promissory note shall be made in accordance with the corporate law of the Company's state of incorporation.

     7.4 Termination of Employment before Exercise. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability or for cause (as defined below), any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of the Participant's employment for a period ending on the last day of the month next following the month of such termination (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment until the last day of the twelfth month (but not later than the specified expiration date from the date of such termination). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the one-month or twelve-month periods referred to above, his Stock Options may be exercised by the Participant's estate, duly appointed representative or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, to the extent that they were exercisable on the date of cessation of his employment, but no further installments of the Participant's Stock Options will become exercisable and each of the Participant's Stock Options shall terminate on the last day of the twelfth month from the date of the Participant's death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     Notwithstanding the foregoing provisions of this Section, but subject to the other provisions of this Plan, the Option Agreement may specify longer periods for exercise of a NSO or ISO after any such an event.

     Upon action of the Committee in its sole discretion, except as provided in a written employment or consulting agreement of the Company or a Participating Subsidiary with the Participant, which is referenced in the Option Agreement, any Stock Option shall terminate immediately, and may not be exercised, (i) if prior to the date of exercise and/or delivery of certificate(s) representing

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shares received upon the option exercise (but in any event not later than five
(5) days after date of exercise) Participant is terminated for cause as an Employee of the Company or its Participating Subsidiary, or if not an Employee, for cause as a director or consultant for the Company or its Participating Subsidiary; or (ii) if subsequent to a Participant's termination and prior to the expiration of the term of the Stock Option conditions arise or are discovered with respect to a Participant that would have constituted cause for termination. "Cause" shall have the meaning given to it in the Participant's written employment, consultant or director agreement with the Company or Participating Subsidiary. If no such written agreement exists, "cause" shall mean (i) dishonesty which is not the result of an inadvertent or innocent mistake with respect to the Company or any of its subsidiaries; (ii) willful misfeasance or nonfeasance of duty intended to injure or having the effect of injuring in some material fashion the reputation, business or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors or employees; (iii) conviction upon a charge of any crime involving moral turpitude or a crime other than a vehicle offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; or (iv) willful or prolonged absence from work by the Participant (other than by reason of disability due to physical or mental illness) or failure, neglect or refusal by the Participant to perform his duties and responsibilities without the same being corrected upon thirty (30) days prior written notice. In addition, unless specifically provided otherwise in reference to this Plan in a written employment, consultant or director agreement with the Company or Participating Subsidiary, "cause" for purposes of this Section shall exist (and termination of the Stock Option may occur even if not so provided in the written employment, consultant or director agreement with the Company or Participating Subsidiary) if the Participant materially breaches any provision of an agreement with the Company or any of its subsidiaries with respect to obligations regarding non-competition, invention, ownership, confidentiality, non-solicitation of customers, and non-hire of customers and employees of the Company or a Subsidiary, or if the Participant commits a material breach of any other obligation to the Company or any of its subsidiaries under conditions where the existence of this risk of termination of the Stock Option would not constitute a substantial risk of forfeiture under
Section 83 of the Code if Section 83 of the Code would apply in respect of such Stock Options in such circumstance and require such Stock Option to be treated as taxable income to the Participant prior to exercise or transfer of the Stock Option.

     7.5 Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

     7.6 Conditions of Exercise. Notice of exercise shall be in the form attached to the Option Agreement and shall, in the discretion of the Company, contain a representation, in the form provided by the Company, that the shares are being purchased for investment only and not for resale or distribution, and such other representations and agreements as the Company may reasonably require, and may in addition require as a condition of exercise that the Participant execute any applicable stockholders agreement. The Company may also require as a condition of exercise that the Participant will agree, if requested by the Company in connection with a public offering of the Company's securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

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                                    ARTICLE 8
                            No Contract of Employment

     Nothing in this Plan shall confer upon the Participant the right to continue as an employee, consultant or director of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. The grant of a Stock Option does not imply that the Company does not anticipate either a general reduction in force or the termination of the employment, directorship or consulting position of a Participant. Nothing in this Article shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

     The grant of a Stock Option does not create a fiduciary relationship between the Participant and the Company or any other person or entitle the Participant to require the Company or any other person to provide any information except as required by applicable securities or employee benefits statutes and rules and regulations issued thereunder.

                                    ARTICLE 9
                           No Rights as a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option. The Committee, the Board and the Company have no continuing duty to provide a Participant with information concerning the Company. The Company, its subsidiaries, the Board and the Committee shall have no liability to the Participant, or the Participant's estate or transferee if:
(i) a Stock Option intended to be an ISO does not at any time qualify as an incentive stock option under the Code; or (ii) a Stock Option grant or exercise, or the subsequent sale of securities received on such exercise, does not qualify as exempt from the application of Section 16(b) of the Exchange Act; in each case even if the Participant, estate to transferee was informed it would qualify.

                                   ARTICLE 10
                                  Assignability

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option. The terms of any rights under this Plan in the hands of a permitted transferee or assignee shall be determined as if held by the optionee and shall be of no greater extent or term than if the transfer or assignment had not taken place. In the event of a Participant's death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

                                   ARTICLE 11
                  Corporate Transactions and Changes in Control

     11.1 At least fifteen (15) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. The vesting schedules of all Stock Options may, at the sole discretion of the Committee, be accelerated so that the Stock Options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Corporation Transaction. In addition, at the sole discretion of the Committee, the vesting schedule of some or all other Stock Options may be accelerated so that all or any portion of Stock Options outstanding under the Plan immediately prior to the consummation of the Corporate Transaction shall, for all purposes under this Plan, become exercisable as of such time. If a Corporate Transaction is to occur, in lieu of allowing a Participant to exercise the Participant's Stock Options, the Board may, in its sole discretion, require some or all Participants to accept a cash payment in consideration for the termination of the Participant's Stock Options. The termination shall occur immediately prior to the consummation of the Corporate Transaction and the cash payment shall be equal to the difference between the price per share of Common Stock in the Corporate Transaction as determined by the Board and the exercise price of a Participant's Stock Options. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. Provided, however, that if the Corporate Transaction is to be accounted for as a "pooling-of-interest," then unexercised stock options shall be exchanged for similar options of the acquiror or surviving entity or voting common stock of the acquiror or surviving entity

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based on the value of the options, as and to the extent required by APB No. 16, accounting pronouncements of the Securities and Exchange Commission, and other authoritative principles and pronouncements concerning pooling-of-interest accounting. Notwithstanding the foregoing, the vesting of a Participant's Stock Options shall not be accelerated (if and to the extent requested in writing by the Participant) upon a Corporate Transaction if the participant is a "disqualified individual" as that term is defined in Section 280G of the Internal Revenue Code.

     11.2 The vesting schedules of all Stock Options shall be automatically accelerated so that the Stock Options shall become exercisable as to all shares subject to the Stock Options if the Participant's employment is terminated without cause by the Company within one (1) year following a Change in Control. "Without cause" means that "cause" did not exist as defined in Section 7.4.

     11.3 The employment, consulting or directorship agreement, or the Option Agreement of a Participant may contain terms which vary from Sections and upon approval of the Board and the Committee.

                                   ARTICLE 12
                                    Amendment

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section ), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan.

                                   ARTICLE 13
                         Registration of Optioned Shares

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act and applicable state securities laws or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of applicable state securities laws. Any certificates for such shares shall bear such legends as deemed appropriate by the Committee.

                                   ARTICLE 14
                                Withholding Taxes

     14.1 Satisfaction of Withholding Obligations. The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; (iv) agreement with the Participant to withhold amounts from Participant's paycheck amounts sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

     14.2 Notification of Inquiries and Agreements. Each Participant shall notify the Company in writing within 10 days after the date such Participant (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of any shares of Common Stock or Stock Options granted or received hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any shares of Common Stock or Stock Options received or granted hereunder (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; (iii) exercises, sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may
be) a Stock Option acquired pursuant to this Plan; or (iv) sells, disposes of, or otherwise transfers (other than to such Person's successors, heirs, executors or administrators, as the case may be) shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within the Disqualified Period. Upon request, a Participant shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event. "Disqualified Period" means, in the case of any Incentive Stock Option, the period beginning on the date such Stock Option is granted and ending on the later of the date (i) two years after the date such Stock Option is granted, or
(ii) one year after the transfer of any Common Stock to a Participant pursuant to the exercise of such Stock Option.

     14.3 Use of Outstanding Stock for Withholding Obligations. The Committee may, in its sole discretion, permit a Participant to satisfy such Participant's Withholding Obligations with shares of Common Stock which such Participant would otherwise be entitled to receive upon exercise, provided however, (i) that the amount of any Withholding Obligations representing federal income tax which may be satisfied in such a manner shall not exceed the lessor of: (a) the regular federal income tax withholding rate to which such Participant would be subject in respect of the taxable income arising from such exercise; and (b) the flat withholding rate applicable to supplemental wages in effect at such time under

Treasury Regulations Section 31.3402(g)-1(a)(2)(ii) (or any successor provision of the Code or Treasury Regulations); (ii) provided further, that the Committee may, in its discretion, permit a Participant to satisfy federal income tax withholding in excess of the amount described in (i) above by (A) surrendering to the Company shares of Company capital stock having a Fair Market Value at the time of surrender equal to such additional withholding and which have been owned by such Participant for at least 6 months prior to such exercise, or (B) attesting in writing to such Participant ownership of shares of Common Stock having a Fair Market Value at the time of attestation equal to such additional Withholding Obligations and allowing the Company to withhold from the shares such Participant would otherwise receive an equal number of shares of Common Stock.

                                   ARTICLE 15
                             Brokerage Arrangements

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon the exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

                                   ARTICLE 16
                           Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

                                   ARTICLE 17
                              State Law Provisions

     All grants and exercises of Stock Options, and the sale or other disposition of securities received on such exercise, shall be subject to applicable provisions of local, state and foreign laws.

                                   ARTICLE 18
                                 Effective Date

     This Plan was adopted by the Board on April 23, 1999,and became effective on that date subject to the approval of the Company's stockholders within twelve
(12) months thereafter. However, if such approval is not obtained all provisions of this Plan, and all grants hereunder, shall nevertheless be effective except that all ISOs shall be NSOs. No Stock Options shall be granted subsequent to ten
(10) years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                      NON-STATUTORY STOCK OPTION AGREEMENT


     This NON-STATUTORY STOCK OPTION AGREEMENT is made ________, 199___, between INFONOW CORPORATION (hereinafter referred to as the "Company"), and _______________ (hereinafter referred to as "Optionee").

     WHEREAS, Optionee is an important and valuable contributor to the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to serve the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. Grant of Option. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "the option") to purchase __________ shares of the Company's Common Stock ("Shares") pursuant to the following schedule: subject to Section 7.4 of the Company's 1999 Stock Option Plan (the "Plan"), __________. The option shall terminate on the tenth anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______ per share, being not less than the percentage of Fair Market Value of the Shares on the date of this Agreement required under the Plan. This option is granted pursuant to, and is subject to the terms and conditions of the Plan, a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. Method of Exercising Option. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five (5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. Conditions of Option. The option is subject to the following additional conditions:

          (a) The option herein granted to Optionee is not transferable by Optionee during Optionee's lifetime, but may be transferred by will or the laws of descent and distribution.

          (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's service to the Company.

     4. Representation as to Investment. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. Notices. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     6. Restriction Against Assignment. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     7. Further Agreements. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

         The Optionee understands that the Company will require the Optionee to satisfy any applicable Withholding Obligations in connection with this option or Common Stock received pursuant thereto. The Optionee agrees to notify the Company in writing within 10 days after the date the Optionee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of this option or any shares of Common Stock received pursuant hereto; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to this option or any shares of Common Stock received pursuant hereto (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to the Optionee by the Company, or (B) if no such Form was received, any amount; or (iii) exercises, sells, disposes of, or otherwise transfers (other than to the Optionee's successors, heirs, executors or administrators, as the case may be) this option. Upon request, the Optionee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Non-Statutory Stock Option Agreement as of the day and year first above written.

ATTEST:                                     INFONOW CORPORATION


By:________________________                 By:___________________________
         Secretary                                     President

                                            ______________________________
                                            Optionee

                                                                       EXHIBIT 1

                               NOTICE OF EXERCISE

TO:  INFONOW CORPORATION

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of INFONOW CORPORATION pursuant to the terms of the attached Non-statutory Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                            (Name)




                                            (Address)




Date:                      _______________________________
                                     Optionee

                                                                       EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

TO:      INFONOW CORPORATION

With respect to the ____________________ shares of Common Stock ("Shares") of INFONOW CORPORATION ("Company") which the undersigned ("Purchaser") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

1. The Purchaser acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

2. The Shares are being acquired by the Purchaser for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Purchaser agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.

Date:
                                            Purchaser

                        INCENTIVE STOCK OPTION AGREEMENT


     This INCENTIVE STOCK OPTION AGREEMENT is made ________, 200___, between INFONOW CORPORATION (hereinafter referred to as the "Company"), and _______________ (hereinafter referred to as "Optionee").

     WHEREAS, Optionee is an important and valuable employee of the Company and the Company deems it to be in its interest and in the interest of its shareholders to secure the services of Optionee for the Company or such of its subsidiary companies as may be designated by the Company; and

     WHEREAS, the Company, as an incentive to Optionee to continue to remain in the employment of the Company or its subsidiaries and to increase Optionee's proprietary interest in the Company, desires to enter into this Agreement containing the terms and conditions hereinafter set forth and to grant Optionee an option to purchase shares of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the parties agree as follows:

     1. Grant of Option. In consideration of the foregoing, the Company hereby grants to Optionee the right and option (hereinafter referred to as "the option") to purchase __________ shares of the Company's Common Stock ("Shares") pursuant to the following schedule: subject to Section 7.4 of the Company's 1999 Stock Option Plan (the "Plan"), ____________. The option shall terminate on the [tenth]/[fifth]/[______](1) anniversary of the date hereof and, accordingly, may not be exercised after that date. The purchase price to be paid for such Shares upon exercise of the option shall be $______ per share, being not less than [100%]/[110%] (2) of the fair market value of the Shares on the date of this Agreement. This option is granted pursuant to, and is subject to the terms and conditions of the Plan, a copy of which has been furnished to Optionee and receipt of which Optionee hereby acknowledges.

     2. Method of Exercising Option. The option may be exercised, in whole at any time or in part from time to time, by giving to the Company notice in writing to that effect. Within thirty (30) days after the receipt by it of notice of exercise of the option and upon due satisfaction of all conditions pertaining to the option as set forth in this Agreement, the Company shall cause certificates for the number of Shares with respect to which the option is exercised to be issued in the name of Optionee, or his executors,

------------------------------

(1) Circle "Fifth" (or insert a shorter period) if the Optionee holds stock possessing more than 10% of the total combined voting power of all classes of Company stock (not counting options).
Circle "tenth" (or insert a shorter period) if the Optionee holds stock with 10% or less of the voting power (not counting options)

(2) Circle "110%" if the Optionee holds stock possessing more than 10% of the total combined voting power of all classes of Company stock (not counting options).
Circle "100%" if the Optionee holds stock with 10% or less of the voting power (not counting options).

administrators, or other legal representatives, heirs, legatees, next of kin, or distributees, and to be delivered to Optionee or his executors, administrators, or other legal representatives, heirs, legatees, next of kin, or distributees. Payment of the purchase price for the shares with respect to which the option is exercised shall be made to the Company upon the delivery of such stock, together with revenue stamps or checks in an amount sufficient to pay any stock transfer taxes required on such delivery. The Company shall give the person or persons entitled to the same at least five (5) days' notice of the time and place for delivery and for the payment of such purchase price.

     3. Conditions of Option. The option is subject to the following additional conditions:

          (a) The option herein granted to Optionee shall not be transferable by Optionee other than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

          (b) The option may be exercised by Optionee pursuant to the terms of the Plan, but only to the extent that Optionee had the right to exercise such option at the date of termination of the Optionee's employment with the Company.

     4. Representation as to Investment. Unless the Option and the shares are registered pursuant to a then effective registration statement pursuant to the Securities Act of 1933 and applicable state law, the exercise of such option and the delivery of the Shares subject to it will be contingent upon the Company being furnished by Optionee, his legal representatives, or other persons entitled to exercise such option, with a statement in writing, in substantially the form attached as Exhibit 2 hereto, that at the time of such exercise it is his or their intention to acquire the Shares being purchased solely for investment purposes and not with a view to distribution.

     5. Qualification of Option. The option is intended to qualify as an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended, and shall be so construed, provided, however, that nothing herein shall be deemed to be or interpreted as a representation, guarantee, or other undertaking on the part of the Company that such option is or will be determined to be an incentive stock option within that or any other section of the Internal Revenue Code.

     6. Notices. Any notice to be given by Optionee as required by this Agreement shall be sent to the Company at its principal executive offices and any notice from the Company to Optionee shall be sent to Optionee at his address as it appears on the Company's books and records. Either party may change the address to which notices are to be sent by informing the other party in writing of the new address.

     7. Restriction Against Assignment. Except as otherwise expressly provided above, Optionee agrees on behalf of himself and of his executors and administrators, heirs, legatees, distributees, and any other person or persons claiming any benefits under him by virtue of this Agreement, that this Agreement and the rights, interests, and benefits under it shall not be assigned, transferred, pledged, or hypothecated in any way by Optionee or any executor, administrator, heir, legatee, distributee, or other person claiming under Optionee by virtue of this Agreement. Such rights, interest, or benefits shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation, or other disposition of this Agreement or of such rights, interests, and benefits contrary to the preceding provisions, or the levy of any attachment or similar process thereupon, shall be null and void and without effect.

     8. Further Agreements. The undersigned agrees, in connection with the issuance of the Shares, and thereafter from time to time as requested by the Company, to execute any stockholders agreement as provided in the Plan. The undersigned will, if requested, by the Company in connection with a public offering of the Company's securities, adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options (collectively, "Withholding Obligations"). Such steps may include, by way of example only and not limitation, (i) requiring a Participant to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations; (ii) allowing the Participant to tender to the Company shares of Common Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of a Stock Option and which have a Fair Market Value at the exercise date sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing.

     The Optionee understands that the Company will require the Optionee to satisfy any applicable Withholding Obligations in connection with this option or Common Stock received pursuant thereto. The Optionee agrees to notify the Company in writing within 10 days after the date the Optionee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of this option or any shares of Common Stock received pursuant hereto; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to this option or any shares of Common Stock received pursuant hereto (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to the Optionee by the Company, or (B) if no such Form was received, any amount; (iii) exercises, sells, disposes of, or otherwise transfers (other than to the Optionee's successors, heirs, executors or administrators, as the case may be) this option; or (iv) sells, disposes of, or otherwise transfers Stock acquired pursuant to this Agreement within the Disqualified Period. "Disqualified Period" means, in the case of any Option, the period beginning on the date such Option is granted and ending on the later of the date (a) two years after the date such Option is granted, or (b) one year after the transfer of any Stock to an Optionee pursuant to the exercise of such Option. Upon request, the Optionee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Incentive Stock Option Agreement as of the day and year first above written.

ATTEST:  INFONOW CORPORATION


By:________________________
         Secretary


___________________________
Optionee

                                                                       EXHIBIT 1

                               NOTICE OF EXERCISE

TO:  INFONOW CORPORATION

1. The undersigned hereby elects to purchase ___________________ shares of Common Stock of INFONOW CORPORATION pursuant to the terms of the attached Incentive Stock Option Agreement, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                            (Name)




                                            (Address)




Date:                      _______________________________
                                     Optionee

                                                                       EXHIBIT 2

                       INVESTMENT REPRESENTATION STATEMENT

TO:      INFONOW CORPORATION

With respect to the ____________________ shares of Common Stock ("Shares") of INFONOW CORPORATION ("Company") which the undersigned ("Purchaser") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

1. The Purchaser acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

2. The Shares are being acquired by the Purchaser for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, and cannot be resold unless they are subsequently registered under said Act or an exemption from registration is available, the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Purchaser agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws unless the Company receives this requirement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. Further, there have been no representations, promises, or agreements that the Shares will be registered under the Securities Act of 1933 at any time in the future or otherwise qualified for sale under the applicable securities laws. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the Stock Certificate representing the Shares so that the transfer of Shares will not be effected on those records without compliance with the restrictions referred to above.

Date:
                                    Purchaser